UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2005 deltathree, Inc.
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                  000-28063                13-4006766
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No)

                    75 Broad Street, New York, New York 10004
                    (Address of principal executive offices)

                                 (212) 500-4850
                    (Registrant's telephone number, including
                                   area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement.

      At the Annual Meeting of Stockholders of deltathree, Inc. (the "Company") held on December 20, 2005, the Company's stockholders approved, among other items, (i) an amendment to the Company's 2004 Stock Incentive Plan (the "Incentive Plan") to increase the number of shares of the Company's common stock issuable thereunder by 2,000,000 shares, and (ii) an amendment to the Company's 2004 Non-Employee Director Stock Option Plan (the "Director Plan") to increase the number of shares of the Company's common stock issuable thereunder by 500,000 shares.

      The full text of each amendment described above is attached as an exhibit to this Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

      Exhibit 10.1 First Amendment to the deltathree, Inc. 2004 Stock Incentive Plan, dated as of December 20, 2005.

      Exhibit 10.2 First Amendment to the deltathree, Inc. 2004 Non-Employee Director Stock Option Plan, dated as of December 20, 2005.

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DELTATHREE, INC.

Date: December 21, 2005                  By:   /s/ Paul C. White
                                               ---------------------------------
                                               Paul C. White
                                               Chief Financial Officer


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



                                  EXHIBIT INDEX

Exhibit No.                      Description of Exhibit
---------------       ----------------------------------------------------------

10.1 First Amendment to the deltathree, Inc. 2004 Stock Incentive Plan, dated as of December 20, 2005.
10.2 First Amendment to the deltathree, Inc. 2004 Non-Employee Director Stock Option Plan, dated as of December 20, 2005.